UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
     Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 1, 2005, Dana Corporation (Dana) issued a news release announcing the completion of two separate transactions: the dissolution by Dana and The Daido Metal Company of their joint venture, which manufactured engine bearings and related materials in Atlantic, Iowa and Bellefontaine, Ohio, and the sale of Dana’s fuel-rail business, consisting of a production facility in Angola, Indiana. A copy of the news release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     99.1 Dana Corporation news release dated September 1, 2005

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: September 1, 2005	By:	/s/ Michael L. DeBacker

Michael L. DeBacker Vice President, General Counsel and Secretary

Exhibit Index
99.1 Dana Corporation news release dated September 1, 2005